This Supplement is filed pursuant to Rule 497(d) with regard to GNMA Fund Investment Accumulation Program, Inc.

The text of the supplement to the Prospectus dated January 14, 1999 is as follows:

                     Supplement dated February 3, 1999
                  to Prospectus dated May 1, 1998 of the
              GNMA Fund Investment Accumulation Program, Inc.
           ___________________________________________________________


Effective February 1, 1999, Timothy J. Mahoney, Manager of the Purchasing Department of Defined Asset Funds Division, Merrill Lynch, Pierce, Fenner & Smith Incorporated and newly elected Vice President of the Fund, is the person who advises the Transaction Agent with respect to the solicitation of bids to buy and sell securities for the Fund and as to which dealer should effect the transaction. Mr. Mahoney has been a member of the Purchasing Department for more than five years.